Exhibit 99.3

5501 S. Broadband Lane / Sioux Falls, SD 57108 Phone: 605.361.4347 / 866.550.6382 / Fax: 605.338.0604 www.metafinancialgroup.com

Frequently Asked Questions (FAQs)

FOR META EMPLOYEES

What’s the most significant change for Meta as result of this acquisition?

Opportunity. Crestmark will become a division of MetaBank. Each of Meta’s past acquisitions has presented a chance to operate in complementary, yet new, industries and channels.

Crestmark is a commercial lender specializing in providing diverse financial solutions to businesses, and it focuses on working with a broad range of industries, including manufacturing, transportation and health care. This acquisition will bolster Meta’s position in those industries with larger financing opportunities not previously available to the MetaBank and AFS/IBEX businesses.

This transaction will also allow Meta to significantly add on-balance sheet loans at attractive yields with the addition of Crestmark’s national lending platform, as well as create complementary cross-sell opportunities for Meta’s insurance premium finance business.

Who can I contact with questions?

You may have questions between now and the day the transaction is complete, as well as after that. To manage the questions, please email AskMeta@metabank.com.

Are there any planned changes to Meta positions now or in the future?

The goal is to grow the combined business and make sure that customers’ services are not disrupted. While it is not guaranteed that roles will remain exactly the same following completion of the transaction, the main focus will be to grow the combined business, which is similar to Meta’s prior acquisitions.

Will there be any changes to the building/location where I work today? Will I have to relocate?

No required relocation is anticipated for Meta’s current employees. Meta’s corporate headquarters will remain in Sioux Falls.

What can Meta employees expect for now?

Until the transaction closes, the two companies remain independent and continue to operate separately. During this interim period, employees of Meta and Crestmark are not expected to see any change in their day-to-day responsibilities or in their interactions with their respective employers; this will help to ensure that there is no interruption in the service provided to Meta and Crestmark clients. Meta and Crestmark employees should continue to provide excellent service to their respective partners, which will allow the combined company to be even more successful following the closing.

FOR CRESTMARK EMPLOYEES

What does Meta do?

Meta Financial Group, Inc.® (NASDAQ Global Market®: CASH), headquartered in Sioux Falls, South Dakota, is the holding company for federally chartered savings bank MetaBank®, Member FDIC. MetaBank operates in several segments within the banking and payments industries: MetaBank, its traditional retail banking operation; Meta Payment Systems, its electronic payments division; AFS/IBEX, its insurance premium financing division; and Refund Advantage, EPS Financial and Specialty Consumer Services, its tax-related financial solutions divisions.

How can I find out more information about Meta?

You can learn more about Meta Financial Group at www.metafinancialgroup.com. For more information about working at MetaBank and its culture, you can visit www.metabank.com/careers.

When will the transition take place?

It is anticipated that the transaction will close in the second calendar quarter of 2018. The transaction is subject to closing conditions, including the approval of bank regulatory authorities, receipt of third party consents and the receipt of approval by shareholders of both Meta and Crestmark. In connection with the parties’ entry into the agreement and plan of merger, certain shareholders of Crestmark, including certain of its current directors and senior executives, entered into agreements to vote in favor of the transaction.

How will Crestmark continue to operate moving forward?

Upon the closing of the transaction, Crestmark will operate as a division of MetaBank and will be led by Michael “Mick” Goik, who is the current President and Chief Operating Officer of Crestmark and will become EVP of MetaBank and President of the Crestmark division of MetaBank. Meta intends to keep the Crestmark division headquartered in Troy, Michigan, as well as other locations throughout the US and Canada, in order to continue to successfully grow the combined company’s franchise.

Although there may be shifts in organizational structure over time, Crestmark’s tenured management team, talented workforce and unique banking solutions are among the reasons Meta is pursuing this transaction. It is anticipated that any changes in operations moving forward will be focused on ensuring the combined company’s continued success and growth.

Who can I contact with questions?

You may have questions between now and the day the transaction is complete, as well as after that. To manage the questions, please email AskHR@crestmark.com.

Will the Crestmark brand continue following completion of the transaction?

The Crestmark brand is valuable and will be retained, as it is well-known within its service area.

What will happen to Crestmark positions now and in the future?

The goal is to grow the combined business and make sure that customers’ services are not disrupted. While it is not guaranteed that roles will remain exactly the same following completion of the transaction, the main focus will be to grow the combined business. Meta intends to keep the Crestmark division headquartered in Troy, Michigan, as well as other locations throughout the US and Canada, in order to continue to successfully grow the combined company’s franchise. Additional details will be forthcoming.

What is the official date I will become Meta employee?

It is anticipated that the transaction will close in the second calendar quarter of 2018. More information will be made available closer to the definitive close date. Until then, it’s business as usual at Crestmark.

Will my title or Officer Status, if applicable, change?

There may be some changes to titles to help align them with Meta’s title structure. However, Meta is sensitive to what your public-facing title may be today and will work closely with Crestmark management on understanding any implications of title or Officer Status changes.

Does my tenure start over?

No. Your tenure will carry over.

Pay, Benefits and Retirement (Total Rewards) – what will change?

Meta offers market-competitive Total Rewards programs and will consult with Crestmark management to ensure ongoing competitiveness. Separate FAQs will be released regarding Total Rewards as each company works through integration plans.

What can Crestmark employees expect for now?

Until the transaction closes, the two companies remain independent and continue to operate separately. During this interim period, employees of Meta and Crestmark are not expected to see any change in their day-to-day responsibilities or in their interactions with their respective employers; this will help to ensure that there is no interruption in the service provided to Meta and Crestmark clients. Meta and Crestmark employees should continue to provide excellent service to their respective partners, which will allow the combined company to be even more successful following the closing.

FOR META PARTNERS

How will Meta’s partners benefit from this acquisition?

It is expected that this acquisition will afford Meta the opportunity to service its partners with a more robust, diverse lending presence throughout the country. Additionally, Meta will continue to look at its diversified suite of products to maximize cross-selling opportunities throughout all business lines, including its partner channel.

Who will be partners’ main point of contact through this transition/who can provide more information if there are questions?

Partners should reach out to their Meta account services contacts with any questions.

FOR CRESTMARK CLIENTS

How will Crestmark clients benefit from this acquisition?

The merger of Meta and Crestmark will result in the complementary combination of a leading player in the payments industry and low-cost deposit generator with a premier, high-margin asset generator. The combined business will be able to leverage the power of Meta’s low-cost deposit franchise and larger balance sheet to capitalize on even more growth opportunities.

Additionally, Crestmark focuses on working with a broad range of industries, including manufacturing, transportation and health care, which are well-suited to benefit from Meta’s insurance premium finance lending business.

FORWARD LOOKING STATEMENTS

The document contains “forward-looking statements”, which are made in good faith pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “will,” “intend,” “expect,” “anticipate,” “should” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information.

These forward-looking statements are based on information currently available to Meta and assumptions about future events, and include statements with respect to Meta’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond Meta’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in or implied by these forward-looking statements. These statements include, among others, statements regarding the potential benefits of, and other expectations for the combined company giving effect to, the proposed merger transaction. The potential risks, uncertainties and other factors that could cause actual results to differ from those projected include, among other things, the risk that the transaction may not occur on a timely basis or at all; the parties’ ability to obtain regulatory approvals and approval of their respective shareholders, and otherwise satisfy the other conditions to closing, on a timely basis or at all; the risk that the businesses of Meta and MetaBank, on the one hand, and Crestmark and Crestmark Bank, on the other hand, may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities, beneficial synergies and/or operating efficiencies from the proposed transaction may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the announcement or consummation of the proposed transaction; potential litigation relating to the proposed merger transaction; and the risk that Meta may incur unanticipated or unknown losses or liabilities if it completes the proposed transaction with Crestmark and Crestmark Bank.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included in this document speak only as of the date hereof. Additional discussions of factors affecting Meta’s business and prospects are reflected under the caption “Risk Factors” and in other sections of Meta’s Annual Report on Form 10-K for Meta’s fiscal year ended September 30, 2017, and in other filings made with the US Securities and Exchange Commission (the “SEC”). Meta expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of Meta or Metals subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

Additional Information about the Proposed Transaction

In connection with the proposed merger transaction, Meta intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Meta and Crestmark, which will also constitute a prospectus of Meta, which Meta and Crestmark will send to their respective shareholders. Before making any voting or investment decision, investors and security holders of Meta and Crestmark are urged to carefully read the entire registration statement and proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant materials, when they become available, because they will contain important information about the proposed transaction. When filed, investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website at www.sec.gov or from Meta by sending a request to Meta Financial Group, Inc., 5501 S. Broadband Lane, Sioux Falls, SD 57108; Attention: Investor Relations. In addition, copies of the proxy statement/prospectus, when available, will be provided free of charge by Meta to its stockholders.

This document and the information contained herein does not and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Transaction

Meta, Crestmark and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of Meta and Crestmark in connection with the proposed merger transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Meta and Meta’s directors and officers may be found in the definitive proxy statement of Meta relating to our 2018 Annual Meeting of Stockholders filed with the SEC on December 4, 2017 and Meta’s annual report on Form 10-K for the year ended September 30, 2017 filed with the SEC on November 29, 2017. The definitive proxy statement and annual report on Form 10-K can be obtained free of charge from the SEC’s website at www.sec.gov.